EXHIBIT 10.1

Amendment to Warrant Inducement Agreement

This Amendment to Warrant Inducement Agreement (this “Agreement”) is made and entered into as of January 7, 2025, by and between CN ENERGY GROUP. INC. (the “Company”) and the party identified on the signature pages hereto (the “Holder”, together with the Company, collectively the “Parties” and each a “Party”), who is a holder of the Company’s existing ordinary share purchase warrants issued in January 2023 (the “Existing Warrants”).

RECITALS

WHEREAS, on December 5, 2024, the Company extended to the Holders an Inducement Offer to Exercise Ordinary Share Purchase Warrants (the “Warrant Inducement Agreement” or the “Original Agreement”), pursuant to which (i) the exercise price of the Existing Warrants was reduced from $1.4529 per share to $0.32 per share (the “Reduced Exercise Price”) to the extent exercised by the Holder on or prior to the Termination Date (as defined in the Original Agreement), and (ii) in exchange for the Holder’s cash payment of the Reduced Exercise Price of the Existing Warrants in part or whole, the Company will issue new unregistered ordinary share purchase warrants (the “New Warrants”), to incentivize the Holder to exercise the Existing Warrants in cash.

WHEREAS, the Company and the Holder desire to amend certain terms and conditions of the Original Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, agree as follows:

1.	Defined Terms. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Original Agreement.

2.	Amendment. The Parties hereby agree to amend the Original Agreement as follows:

(1)	Termination Date. The definition of “Termination Date” in the fourth paragraph of the Original Agreement shall be changed from January 5, 2025 to February 7, 2025.

(2)	Registration Obligation. Section (d) of Annex A of the Original Agreement shall be deleted and replaced and revised in its entirety to be read as follows:

“d) Registration Obligations. As soon as reasonably practicable but no later than February 21, 2025, the Company shall file a registration statement on Form F-1 (or other appropriate form, if the Company is not then F-1 eligible) providing for the resale of the New Warrant Shares by the holders of the New Warrants (the “Resale Registration Statement”). The Company shall use commercially reasonable efforts to cause the Resale Registration Statement to become effective within 30 calendar days following the filing date of the Resale Registration Statement (or within 60 calendar days following the filing date of the Resale Registration Statement in case of “full review” of such registration statement by the Commission) and to keep the Resale Registration Statement effective at all times until no holder of the New Warrants owns any New Warrants or New Warrant Shares.”

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3.	Reference to and Effect on the Original Agreement. On or after the date hereof, each reference in the Original Agreement to “this Agreement,” “hereunder,” “herein” or words of like import shall mean and be a reference to the Original Agreement as amended hereby. No reference to this Agreement need be made in any instrument or document at any time referring to the Original Agreement, a reference to the Original Agreement in any of such to be deemed a reference to the Amended Agreement.

4.	No Other Amendments. Except as set forth herein, the Original Agreement shall remain in full force and effect in accordance with its terms, which such terms are hereby ratified and confirmed and remain in full force and effect.

5.	Choice of Law. This Agreement shall be construed and enforced in accordance with the laws of the State of New York, without regards to conflicts of laws principles. Each Party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby.

[Signature page to follow]

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IN WITNESS WHEREOF, the Parties have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

CN ENERGY GROUP. INC.

By:
Name:
Title:

[Signature Page to Amendment to Warrant Inducement Agreement]

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IN WITNESS WHEREOF, the Parties have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

Name of Holder: ________________________________________________________

Signature of Authorized Signatory of Holder: _________________________________

Name of Authorized Signatory: _______________________________________________

Title of Authorized Signatory: ________________________________________________

[Signature Page to Amendment to Warrant Inducement Agreement]

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